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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



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                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): June 18, 2003




                             ABLE LABORATORIES, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




          Delaware                      001-11352                04-3029787
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



6 Hollywood Court, South Plainfield, NJ                            07080
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(Address of Principal Executive Offices)                        (Zip Code)





       Registrant's telephone number, including area code: (908) 754-2253

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c) Exhibits

            99.1       Press Release






ITEM 9. REGULATION FD DISCLOSURE

        On June 18, 2003, Able Laboratories, Inc. issued a press release relating to its conversion of $2,150,000 of promissory notes into shares of common stock. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.




        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ABLE LABORATORIES, INC.



Date: June 18, 2003                    By: /s/ Dhananjay G. Wadekar
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                                           Dhananjay G. Wadekar
                                           President and Chief Executive Officer







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                                  EXHIBIT INDEX






NUMBER      DESCRIPTION
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 99.1       Copy of June 18, 2003 Press Release



























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